POWER OF ATTORNEY

Know all by these presents that the undersigned hereby
constitutes and appoints each of Janet M. Link and
Donald J. Riccitelli, or either of them acting singly
and with fu11 power of substitution, as the undersigned's
true and lawful attorney-in-fact to:

(l) prepare, execute in the undersigned's name and on the
undersigned's behalf, and submit to the U.S. Securities and
Exchange Commission (the .. SEC") a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes, passphrases, and passwords enabling the
undersigned to make electronic filings with the SEC of reports required or considered advisable by the Securities Exchange Act of 1934 or any rule or regulation of the SEC and to reset the
EDGAR passphrase and take any other action considered necessary or advisable with respect to the undersigned's access to
the undersigned's status as an electronic filer with respect to the SEC's EDGAR system;

(2) prepare, execute, and submit for and on behalf of the
undersigned, in the undersigned's capacity as an officer and/or director of Stanley Black & Decker, Inc. (the "Company"),
Forms 3, 4, and 5 (and any amendments thereto) in accordance with Section 16(a) of the Securities Exchange Act of 1934 and
the rules thereunder, and any other forms or reports the
undersigned may be required or advisable to file in connection with the undersigned's ownership, acquisition, or disposition of securities of the Company;

(3) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete
and execute any such Form 3, 4, or 5, or other form or report
(and any amendments thereto), and timely file such form or report with the SEC and any stock exchange or similar authority,
including obtaining information regarding transactions in the
Company's equity securities from any third party, and the
undersigned hereby authorizes any such third party to release any such information to such attorney-in-fact; and

(4) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents
executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in fact may approve in such attorney-in-fact's discretion. The undersigned hereby grants to each such attorney-in-fact full power and
authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney
and the rights and powers herein granted. The undersigned
acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request and on behalf of the undersigned, are not assuming, nor is such attorney-in-fact's substitute or substitutes or the Company assuming, any of the undersigned's responsibilities to comply with, or liability for any failure to comply with, Section 16 of the Securities Exchange Act of 1934. The undersigned further acknowledges that this Power of Attorney authorizes, but does not require, such attorneys-in-fact to act in their discretion on information provided to such attorneys-in-fact without independent verification of such information.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to each of the foregoing attorneys-in-fact.

    IN WITNESS WHEREOF, the undersigned has caused this
Power of Attorney to be executed as of this 6th day of August, 2024.

                /s/ Deborah Wintner
                Signature

             Print Name: Deborah Wintner